COLUMBIA FUNDS SERIES TRUST

Columbia Multi-Advisor International Equity Fund

(the “Fund”)

Supplement dated May 6, 2011 to the Fund’s Prospectuses

dated July 1, 2010, September 27, 2010 and December 8, 2010, as supplemented

Effective on May 6, 2011, the prospectuses of the Fund are modified as described below in connection with changes to the Fund’s principal investment strategies.

1.	Principal Investment Strategies. The section of the prospectuses entitled “Columbia Multi-Advisor International Equity Fund – Principal Investment Strategies – The Adviser” is deleted in its entirety and replaced with the following:

The Adviser

The Adviser invests a portion of its sleeve primarily in companies located in emerging markets and a portion of its sleeve primarily in companies located in Asia and the Pacific Basin, including Australia, New Zealand and India and other countries within this region.

The Adviser combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing its sleeve. The Adviser considers, among other factors:

•	various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value.

•

potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospectus, and the potential for growth and stock appreciation.

•	overall economic and market conditions.

The Adviser may sell a security when the security’s price reaches a target set by the Adviser; if the Adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The Adviser also seeks to manage the Fund’s overall risk exposure by maintaining the industry, geographic and market capitalization exposure for the Fund within targeted ranges through the allocation to sleeves or the use of derivatives.

The Fund may invest in forward foreign currency contracts with a gross notional value up to 100% of the Fund’s net assets. The Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, through forward currency contracts, the Fund gains economic exposure comparable to the exposure that it would have if it had bought or sold the currencies directly. A forward contract requires the purchase or delivery of a foreign currency at some future date.

The Adviser utilizes a quantitative, proprietary model that uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of several developed countries’ currencies relative to the U.S. dollar. The Adviser will enter into long forward currency contracts for a limited number of the currencies that rank higher in the model, and the Fund will experience profits (losses) to the extent the value of the currency appreciates (depreciates) relative to the U.S. dollar.

Conversely, the Adviser will enter into short forward currency contracts for a limited number of the currencies that rank lower in the model, and the Fund will experience profits (losses) to the extent the value of the currency depreciates (appreciates) relative to the U.S. dollar. Except to close or reduce existing positions, and except to the extent hedging positions may be contrary to positions entered into under this model-driven strategy the Fund will not enter into long and short forward currency contracts in the same currency at the same time. The Adviser runs the model regularly and generally seeks to maintain long and short forward currency contracts under this model-driven strategy with approximately equal gross notional values.

2.	Principal Risks. The section of the prospectuses entitled “Columbia Multi-Advisor International Equity Fund – Principal Risks” is modified by adding the following risks:

Derivatives Risk - Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts, whereby the Fund may buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The inability of the Fund to precisely match forward contract amounts and the value of securities involved may reduce the effectiveness of the Fund’s hedging strategy. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase in the value of the currency. When entering into forward foreign currency contracts for investment purposes, unanticipated changes in the currency markets could result in reduced performance for the Fund. The Fund may designate cash or securities in an amount equal to the value of the Fund’s forward foreign currency contracts which may limit the Fund’s investment flexibility. If the value of the designated securities declines, additional cash or securities will be so designated. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.

Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the Adviser’s or a sub-adviser’s quantitative analyses or models, or in the data on which they are based, could adversely affect the ability of the Adviser or a sub-adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will help the Fund to achieve its objective.

Shareholders should retain this Supplement for future reference.

C-1261-2 A (5/11)